UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2015

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 12, 2015, Coffee Holding Co., Inc. (the “Company”) extended the term of its financing agreement with Sterling National Bank (“Sterling”) until March 31, 2015 pursuant to a letter agreement (the “Letter Agreement”).  A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.  The Company is currently in discussions with Sterling to extend the term of the credit facility and the Company expects to finalize a long term extension prior to March 31, 2015.  There is currently no assurance that the term of the credit facility will be extended or if the extended term of the credit facility will be acceptable to the Company.

Item 9.01    Financial Statements and Exhibits.

(d)   The following exhibit is furnished with this report:

Exhibit No.	Description

10.1	Letter Agreement, dated February 12, 2015, by and between the Company and Sterling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: February 19, 2015	By:	/s/ Andrew Gordon
Name: Andrew Gordon
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated February 12, 2015, by and between the Company and Sterling.